SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.   20549


                             FORM 8-K


                          CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF
               THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  December 31, 1997


                      COMMUNITY BANKS, INC.
     (Exact Name of Registrant as Specified in its Charter)


        Pennsylvania                              23-2251762
(State or other jurisdiction of               (I.R.S. Employer
incorporation or organization)                Identification No.)


                          No.  0-15786
                    (Commission file number)


150 Market Street, Millersburg, Pennsylvania           17061
 (Address of Principal Executive Offices)            (Zip code)



                          ERNEST L. LOWE
                            Chairman
                      COMMUNITY BANKS, INC.
                        150 Market Street
                 Millersburg, Pennsylvania  17061
                  (Address of executive offices)



                           (717) 692-4781
  (Telephone number, including area code, of agent for service)









Item 5.  Other Events

         Effective December 31, 1997, Thomas L. Miller retired as Chairman and Chief Executive Officer of Community Banks, Inc. (the "Corporation") and its wholly-owned banking subsidiary, Community Banks, N.A. ("CBNA"). Ernest L. Lowe, President and Chief Operating Office of the Corporation has been appointed to serve as Chairman, President, and Chief Executive Officer of the Corporation, and CBNA. Thomas L. Miller will continue to serve as director of both the Corporation and CBNA.

         The press release announcing the agreement is attached hereto as Exhibit 99.

                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Community Banks, Inc.
                                             (Registrant)


Date:  January 8, 1998                  /S/  Ernest L. Lowe
                                        Ernest L. Lowe, Chairman




EXHIBIT INDEX

Exhibit No.         Description

   99               Press Release of Community Banks, Inc. dated
                    January 7, 1998.















                                -1-